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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) August 13, 2002

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                    333-96119                13-4066536
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation              File Number)          Identification No.)

     512 Seventh Avenue, 23rd Floor, New York, NY                   10018
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 582-6700

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.

On August 13, 2002, at an investor conference call, Martin E. Kenney, WRC Media Inc.'s President issued a statement, which is attached as an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.        Exhibit

     99.1          Statement of Martin E. Kenney on August 13, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                               WRC MEDIA INC.
                                                (Registrant)

Date:  August 13, 2002           By:     /s/ Robert S. Lynch
                                    ---------------------------------------
                                    Name:  Robert S. Lynch
                                    Title: Chief Operating Officer

                               INDEX TO EXHIBITS

Exhibt No.     Exhibit
----------     -------

  99.1         Statement of Martin E. Kenney on August 13, 2002